UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                FEBRUARY 10, 2005



                                  ULTICOM, INC.
             (Exact name of registrant as specified in its charter)

             NEW JERSEY                 0-30121           22-2050748
   (State or other jurisdiction of    (Commission      (I.R.S. Employer
    incorporation or organization)    File Number)     Identification No.)

1020 BRIGGS ROAD, MOUNT LAUREL, NEW JERSEY                     08054
(Address of principal executive offices)                     (Zip Code)

                                 (856) 787-2700
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

               On February 10, 2005, at a meeting of the Board of Directors (the "Board") of Ulticom, Inc. (the "Company"), the Board unanimously adopted and approved the Notice of Grant Of Stock Options and Option Agreement for directors with 25% of the stock options vesting quarterly on each of the last day of the Company's first, second, third and fourth fiscal quarters. A form of award grant is attached hereto as an exhibit and is hereby incorporated by reference.

               In addition, at a meeting held by the Board on June 14, 2004, the Board unanimously authorized and approved the following payments to each independent director of the Board: (i) an annual $10,000 cash retainer, (ii) $1,000 for attendance at each Board meeting, and (iii) $500 for attendance at each committee meeting of the Board.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     The following exhibit is filed as part of this Report:

     Exhibit No.    Description
     -----------    -----------

       10.1 Form of Agreement evidencing a grant of Stock Options under the Ulticom, Inc. Stock Incentive Compensation Plans to its directors.







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
                                  SIGNATURES
                                  ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ULTICOM, INC.



                                         By:  /s/ Mark Kissman
                                             -----------------------------------
                                             Name:  Mark Kissman
                                             Title: Vice President of Finance
                                                    and Chief Financial Officer

Dated:  February 11, 2005








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
                                 EXHIBIT INDEX
                                 -------------

     Exhibit No.                    Description
     -----------                    -----------

         10.1 Form of Agreement evidencing a grant of Stock Options under the Ulticom, Inc. Stock Incentive Compensation Plans to its directors.











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